EXHIBIT 99.1


                                 LEHMAN BROTHERS
                                 ---------------

                   TREASURY CALLABLE STRIPS SERIES 1997-USTS-2
          (Underlying Securities will be United States Treasury STRIPS
                             Due November 15, 2024)

              Indicative Summary of Terms as of September 26, 1997


Transaction:                  Lehman Brothers will sell Trust Certificates
                              representing 100% beneficial interest an interest in the Underlying Securities, zero coupon bonds issued by the United States Treasury (the
                              "Underlying Securities"), with respect to which a Lehman Brothers entity retains a call option to purchase the Underlying Securities at predetermined prices (the "Call Price"), as indicated in Appendix 1 attached hereto.

Face Amount:                  $ 100,000,000 at maturity

Settlement Date:              October 14, 1997

Maturity Date:                November 15, 2024.  The Certificates may be called
                              earlier in accordance with their terms.

Issue Price:                  11.946

Coupon                        0%

Yield to Maturity/
Yield to Call:                8.00%

Call Dates:                   The Underlying Securities may be acquired on any
                              semi-annual call date (each, a "Redemption Date") by a Lehman Brothers entity at the applicable call price beginning November 15, 1998 and ending May
                              15, 2024.

Call Notice:                  Seven Business Days prior to each Call Date

Call Price:                   The Call Price of the Underlying Securities on
                              each Redemption Date is listed in Appendix 1 attached hereto.

Minimum Denominations:        $1,000

Form:                         Book Entry, DTC

Sale Concession:              0.175%

Trustee:                      The Bank of New York

Underwriter:                  Lehman Brothers Inc.



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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might be structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                LEHMAN BROTHERS
                                ---------------


                                   Appendix 1
                       Indicative Call Price Schedule (%)


Redemption Date     Call Price                Redemption Date       Call Price
---------------     ----------                ---------------       ----------

11/15/98            13.010                    11/15/11              36.069
5/15/99             13.530                    5/15/12               37.512
11/15/99            14.071                    11/15/12              39.012
5/15/00             14.634                    5/15/13               40.573
11/15/00            15.219                    11/15/13              42.196
5/15/01             15.828                    5/15/14               43.883
11/15/01            16.461                    11/15/14              45.639
5/15/02             17.120                    5/15/15               47.464
11/15/02            17.805                    11/15/15              49.363
5/15/03             18.517                    5/15/16               51.337
11/15/03            19.257                    11/15/16              53.391
5/15/04             20.028                    5/15/17               55.526
11/15/04            20.829                    11/15/17              57.748
5/15/05             21.662                    5/15/18               60.057
11/15/05            22.529                    11/15/18              62.460
5/15/06             23.430                    5/15/19               64.958
11/15/06            24.367                    11/15/19              67.556
5/15/07             25.342                    5/15/20               70.259
11/15/07            26.355                    11/15/20              73.069
5/15/08             27.409                    5/15/21               75.992
11/15/08            28.506                    11/15/21              79.031
5/15/09             29.646                    5/15/22               82.193
11/15/09            30.832                    11/15/22              85.480
5/15/10             32.065                    5/15/23               88.900
11/15/10            33.348                    11/15/23              92.456
5/15/11             34.682                    5/15/24               96.154


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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might be structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.